EXHIBIT 99.1

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WELLPOINT APPOINTS NEW CHIEF FINANCIAL OFFICER;

FORMER CHIEF FINANCIAL OFFICER RESIGNS

Wayne DeVeydt Named Company’s New Executive Vice President and Chief Financial Officer

Indianapolis, IN – May 31, 2007 – WellPoint, Inc. (NYSE: WLP) today announced that chairman, president and CEO, Larry C. Glasscock, and incoming president and CEO, Angela F. Braly, together with its Board of Directors, asked for and received the resignation of David C. Colby, WellPoint’s chief financial officer. Concurrently, the Board has appointed Wayne S. DeVeydt as executive vice president and chief financial officer. All changes are effective immediately.

Based on an investigation performed by external legal counsel, it was concluded that David Colby violated the company’s code of conduct. However, the investigation did not reveal illegal conduct and the policy violations were in no way related to the business of WellPoint. Given the non-business nature of the violations, the company will make no further comment on the circumstances resulting in the resignation.

“Our company is committed to adhering to the highest standards of conduct,” said Glasscock. “This resignation is in no way related to the company’s performance or financial condition, both of which remain strong.”

DeVeydt has served as WellPoint’s senior vice president and chief accounting officer since March 2005. In addition, DeVeydt assumed responsibility for investor relations and became chief of staff to Larry Glasscock in 2006. Prior to joining WellPoint, DeVeydt served with PricewaterhouseCoopers LLP in many roles since 1996, including most recently as the lead engagement partner for a number of large, national managed care and insurance companies.

“Wayne was brought into WellPoint more than two years ago as a potential successor to the chief financial officer and we look forward to his leadership as we seamlessly transition this role,” Glasscock said. “Wayne is extremely well-regarded both inside and outside WellPoint for his financial expertise, business acumen, leadership and personal integrity.”

“The company confirms the accuracy of our financial statements and practices, and our forward-looking guidance relative to the financial and operational performance of the company,” said Braly. “WellPoint has a strong management team and exceptionally capable leaders running our businesses. Our growth strategy has us well positioned for the future, and we will quickly work through this transition with a clear focus on our business priorities.”

Conference Call and Webcast

Management will host a conference call and webcast today at 8:30 a.m. Eastern Daylight Time (“EDT”) to discuss its appointment of a new chief financial officer. The conference call should be accessed at least 15 minutes prior to the start of the call with the following numbers:

(888) 423-3268 (Domestic)

(651) 291-5254 (International)

An access code is not required for today’s conference call. The access code for the replay is 875803. The replay will be available from 1:45 p.m. EDT today until the end of the day on June 14, 2007. The replay numbers are:

(800) 475-6701 (Domestic)

(320) 365-3844 (International)

Contacts:

Investor Relations	Media
Michael Kleinman, 317-488-6713	Shannon Troughton, 404-267-3651

About WellPoint, Inc.

WellPoint’s mission is to improve the lives of the people it serves and the health of its communities. WellPoint, Inc. is the largest health benefits company in terms of commercial membership in the United States. Through its nationwide networks, the company delivers a number of leading health benefit solutions through a broad portfolio of integrated health care plans and related services, along with a wide range of specialty products such as life and disability insurance benefits, pharmacy benefit management, dental, vision, behavioral health benefit services, as well as long term care insurance and flexible spending accounts. Headquartered in Indianapolis, Indiana, WellPoint is an independent licensee of the Blue Cross and Blue Shield Association and serves its members as the Blue Cross licensee for California; the Blue Cross and Blue Shield licensee for Colorado, Connecticut, Georgia, Indiana, Kentucky, Maine, Missouri (excluding 30 counties in the Kansas City area), Nevada, New Hampshire, New York (as Blue Cross Blue Shield in 10 New York City metropolitan and surrounding counties and as Blue Cross or Blue Cross Blue Shield in selected upstate counties only), Ohio, Virginia (excluding the Northern Virginia suburbs of Washington, D.C.), Wisconsin; and through UniCare. Additional information about WellPoint is available at www.wellpoint.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains certain forward-looking information about WellPoint, Inc. (“WellPoint”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits, managed care and pharmacy benefit management operations; risks and uncertainties regarding the Medicare Part D Prescription Drug benefits program, including potential uncollectability of receivables resulting from processing and/or verifying enrollment (including facilitated enrollment), inadequacy of underwriting assumptions, inability to receive and process information, uncollectability of premium from members, increased pharmaceutical costs, and the underlying seasonality of the business; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation and investigations targeted at health benefits companies and our ability to resolve litigation and investigations within estimates; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellChoice, Inc. acquisition within the expected time frames or at all, and to successfully integrate our operations; our ability to meet expectations regarding repurchases of shares of our common stock; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. WellPoint does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s various SEC reports, including but not limited to WellPoint’s Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Reports on Form 10-Q for the reporting periods in 2007.

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